CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of The Advisors’ Inner Circle Fund III (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended January 31, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 10, 2018

/s/ Michael Beattie
Michael Beattie, President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer, Controller and CFO of The Advisors’ Inner Circle Fund III (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended January 31, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 10, 2018

/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and CFO